Exchange Traded Funds
December 30, 2025
as amended January 22, 2026
Founder-Led 2x Daily ETF
Nasdaq Stock Market, LLC : FDRX
Summary Prospectus
Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.founderledfunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated December 30, 2025, as amended January 22, 2026, are incorporated by reference into this summary prospectus. Information about the Fund's net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at https://www.founderledfunds.com.

Founder-Led 2x Daily ETF
FDRX

Investment Objective
The Founder-Led 2x Daily ETF (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Founder-Led Index (the "Index"). The Fund does not aim to achieve 2x of the Index for any period other than a single day, measured from one NAV calculation to the next.
Important information about the Fund
On a day when the Index rises, the Fund is designed to gain roughly twice as much as the Index. On a day when the Index falls, the Fund is designed to lose roughly twice as much as the Index. Because the Fund resets its exposure each trading day, performance over periods longer than one day will reflect the effects of compounding and may differ, sometimes significantly, from 2x the Index return for the same period. The degree of difference will depend on factors that include:
  the magnitude of day to day Index moves,
  the volatility and path of Index returns, and
  how long shares are held.
In general, higher volatility and frequent directional reversals in the Index tend to reduce the Fund's return relative to 2x of the Index over time, while strong, steadier trends may result in returns that are closer to, or occasionally greater than, 2x for the same period. The Fund expects to use derivatives, such as swaps and futures, and other instruments to obtain its leveraged exposure. The Fund may be suitable only for investors who understand the consequences of daily leverage and who intend to actively monitor and manage their investment. The Fund i) presents different risk from other funds; ii) the Fund has greater risks than funds that do not use leverage; and iii) the Fund may only be suitable for knowledgeable investors who understand how the Fund operates.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund ("Shares"). You may pay other possible fees, such as your broker-dealer's brokerage commissions and any other fees from financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.08%
Other Expenses[2]	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Total Annual Fund Operating Expenses	1.08%
1
Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser"), or any sub-adviser it engages, will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2
Based on estimated amounts for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Brokerage commissions you may pay when buying or selling Shares are not included. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$110	$343
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate generally leads to higher trading costs and, in taxable accounts, may increase taxable distributions. These costs are not included in the total annual fund operating expenses or in the Example and reduce performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an exchange traded fund that seeks, for a single day, investment results, before fees and expenses, that correspond to 2x the daily performance of the Founder-Led Index (the "Index"). The Fund follows a passive approach designed to deliver a multiple of the Index's daily move rather than to outperform the Index.
To pursue its 2x Daily Objective, the Fund expects to obtain most of its exposure through derivatives, including total return swaps on the Index and on baskets of Index constituents, and may also use exchange-traded equity index futures and other equity-linked instruments. From time to time, and when operationally efficient, the Fund may hold some Index constituents directly.
In connection with its derivative positions, the Fund will maintain cash and cash equivalents, such as U.S. Treasury bills and repurchase agreements, for collateral, liquidity, and portfolio management.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of founder-led companies included in the Index and/or in financial instruments (for example, swaps and futures) that, in the aggregate, provide leveraged exposure to such companies.
The Index measures the performance of U.S. publicly traded, founder-led companies. The Index is owned and administered by Corgi Strategies, LLC (the "Index Owner"), which sets the eligibility rules, selection process, and weighting framework. Solactive AG (the "Index Calculator") serves as calculation agent and publishes Index values on behalf of the Index Owner. Additional details about the Index appear below under "The Index".
The Index
I. Eligible Universe
The Index's eligible universe includes common equity securities of U.S.-listed companies with primary listings only (excluding American Depositary Receipts and over-the-counter securities).
II. Constituent Selection
From the eligible universe, companies are screened to identify founder-led issuers, meaning companies where at least one original founder currently serves in a C-suite or equivalent key executive role (e.g., CEO, President, CTO, CFO). Among these founder-led issuers, the Index selects 50 companies using free float adjusted market capitalization and liquidity criteria.
III. Weighting
Constituents are weighted by free float adjusted market value, subject to a maximum of 10% per issuer as of each Rebalance Day. Any amount above the 10% maximum will be distributed pro rata. If the Index becomes concentrated in a particular sector or industry, the Fund is expected to mirror that concentration.
IV. Rebalancing
The Index is reconstituted and rebalanced quarterly after the close on the third Friday of March, June, September, and December, with changes effective on the next trading day (each, a "Rebalance Day"). The 10% single issuer cap is applied at each Rebalance Day.
Between scheduled rebalances, if any constituent's closing weight rises above 20%, that name is reset to 10% and the excess weight is spread across the remaining constituents on a pro rata basis. This drift control can result in interim adjustments outside of the regular quarterly schedule. These interim adjustments may trigger additional transaction costs in the Fund during replication/sampling (see "Index Rebalancing Risk").

The Fund's Investment Strategy
The Fund seeks to deliver 2x the Index's daily return, before fees and expenses, by maintaining leveraged exposure that is reset each trading day. As the Index and the Fund's net assets change during the day, the portfolio is adjusted, typically around the time the Fund calculates its NAV, to bring exposure back toward 2x of net assets for the next trading day.
Under normal circumstances, the Fund will be investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of founder-led companies and/or financial instruments (such as swaps) that provide indirect exposure to founder-led companies.
The Fund generally uses a replication approach, seeking to hold (directly or indirectly) each Index component in approximately the same weight as in the Index. When full replication is impracticable or inefficient (for example, due to liquidity, transaction costs, trading restrictions, or other considerations), the Fund may instead employ representative sampling by investing in a subset of securities and/or instruments with aggregate characteristics (including risk and return) similar to those of the Index as a whole.
To the extent the Index concentrates in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent.
The Fund is classified as non-diversified under the Investment Company Act of 1940.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Leverage Risk. The Fund uses leverage to target approximately 2x the Index's daily return. Losses are magnified relative to the Index. If the Index declines by around 50% during a trading day, the Fund could experience a near-total or total loss. The use of leverage increases volatility and the risk of rapid losses. Costs of obtaining and maintaining leverage, including financing charges embedded in derivatives, will reduce returns.
Holding Period and Compounding Risk. The Fund seeks 2x the Index's return for a single day, measured from one NAV calculation to the next. Over periods longer than one day, the effects of daily compounding, the path of Index returns, and Index volatility will likely cause the Fund's performance to differ, sometimes significantly, from 2x the Index return for the same period. During volatile or frequently reversing markets, returns may be lower than 2x the Index return for the period, and you could lose money even if the Index is flat or rises over the holding period.
Correlation Risk. The Fund seeks approximately 2x the daily performance of the Index but may not achieve perfect leveraged correlation. Fees and expenses, transaction and financing costs, the use of derivatives, market disruptions, corporate actions, sampling, and limitations on rebalancing can all cause performance to deviate from the 2x Daily Objective.
Swap Agreements and Other Derivatives Risk. To the extent the Fund uses derivatives (e.g., total return swaps) to obtain exposure or for portfolio management, it is subject to counterparty, liquidity, valuation, leverage, and correlation risks. Derivatives can be more volatile than direct holdings and may increase exposure to certain market risks.
Counterparty Risk. The Fund expects to use swap agreements and other over-the-counter instruments with financial institutions. The Fund could lose money if a counterparty fails to perform its obligations. In stressed markets, a counterparty may have contractual rights to terminate or substantially amend transactions, which could impair the Fund's ability to maintain targeted exposure.
Equity Securities Risk. Equity securities fluctuate in value due to issuer-specific events, sector dynamics, and broad market conditions. Common stocks generally exhibit greater volatility than preferred stocks or debt securities and may experience sudden declines or extended downturns.
Geopolitical and Macro Events Risk. Changes in interest and inflation rates, economic slowdowns, supply-chain disruptions, public-health events, natural disasters, armed conflict, sanctions, and other policy actions can increase volatility and negatively affect the Fund's investments and secondary-market trading.
AP and Market Maker Dependence Risk. The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the Index/portfolio experiences disruptions.
Exchange Listing and Trading Risk. Although Shares are expected to be listed on The Nasdaq Stock Market, LLC (the "Exchange"), there is no assurance of active or liquid trading. Market volatility, trading halts, systems outages, or limited market-making activity may impair the ability to transact in Shares at or near NAV.
Early Close/Late Close/Trading Halt Risk. An exchange or market may close early, close late, or halt trading in specific securities or instruments. In such cases, the Fund may be unable to rebalance, may be unable to accurately price its holdings, and could incur substantial trading costs or losses.
Intraday Price Performance Risk. Shares trade intraday at market prices that may differ from the Fund's end-of-day NAV. Performance for Shares purchased or sold during the day will reflect market movements until the next NAV calculation and may be higher or lower than the Fund's daily objective over that sub-day interval.
Index Calculation & Methodology Risk. Mistakes in index data, calculations, or application of the methodology can occur and may not be promptly remedied, which can affect the Fund. Errors, delays, or methodology misapplications (such as in classifying founder-led status, share counts, corporate actions, or float adjustments) may cause unintended inclusions/exclusions or inaccurate weights until corrected. Under the Index Calculation Agreement, Solactive is engaged solely to calculate, maintain, and disseminate Index Levels in line with the methodology provided by the Index Owner; in cases not covered or not clearly regulated by the methodology, the Index Owner and Solactive consult to agree on treatment, and Solactive may, if guidance is not timely available, implement adjustments in its commercially reasonable judgment.
Index Ownership and Conflicts of Interest Risk. The Adviser (or an affiliate) owns the Index intellectual property and licenses it to the Fund. Although the Adviser does not receive index-licensing revenue from the Fund, conflicts could arise in index rule design, constituent determinations, or timing of rebalances. The Trust maintains information-barrier policies and Board oversight; however, such measures may not fully eliminate perceived or actual conflicts.
Rebalance and Intra-Quarter Drift Adjustment Risk.The Index applies a 10% single-stock cap at each scheduled quarterly rebalance and may implement out-of-cycle adjustments if a constituent's weight exceeds a 20% drift threshold (resetting to 10% and redistributing the excess pro rata). These actions can increase turnover, transaction costs, and taxable gains, and may contribute to tracking difference.
Tracking Difference and Tracking Error Risk. The Fund's results may differ from those of the Index for various reasons. The Fund bears operating expenses and portfolio transaction costs that the Index does not. The Fund may not be fully invested in Index constituents at all times, may hold securities not included in the Index, and may experience timing differences, cash holdings, corporate actions, tax considerations, or fair-value pricing that contribute to tracking difference.
Passive Strategy Risk. The Fund is not actively managed. It seeks leveraged investment results that correspond to 2x the Index's daily performance and generally will not take defensive positions. During temporary defensive periods, the Fund will not seek to achieve its 2x daily objective. Performance may deviate from broad market returns or active strategies; the Fund will not attempt to mitigate declines in the Index.
Operational and Cybersecurity Risk. The Fund and its service providers rely on complex processes and technology. Human error, processing or communication failures, cyber incidents, or disruptions at counterparties and other third parties could impair operations, result in financial loss, or hinder the Fund's ability to meet its objective.
Concentration in Founder-Led Companies Risk. Because the Index focuses on companies led by one or more original founders, the Fund's holdings may reflect governance practices, strategic choices, and corporate cultures that differ from peers. This thematic focus narrows the investable universe and may cause performance to differ, positively or negatively, from broader equity markets.

Sector/Industry Focus Risk. Founder-led issuers may cluster in particular sectors or industries. If the Index becomes concentrated in any sector(s), the Fund will reflect that concentration and may be more sensitive to sector-specific developments than a more diversified approach. As a result of this concentration, the Fund may focus its investments in Information Technology, Consumer Discretionary, Financials, Communication Services, Real Estate, Health Care and Industrials.
Index Performance Risk. The Index may underperform other asset classes or other equity indices. The Index's methodology and founder-led focus may cause it to lag broader or differently constructed benchmarks over certain periods.
Non-Diversified Fund Risk. As a non-diversified fund under the Investment Company Act of 1940, the Fund may invest a larger portion of assets in fewer issuers than a diversified fund. Losses in a single issuer could have a proportionately greater adverse effect on the Fund's performance.
Control and Dual-Class Share Structures Risk. Some founder-led issuers employ control mechanisms (e.g., dual-class voting) that concentrate voting power. Such structures can entrench management, reduce responsiveness to public shareholders, or amplify the market impact of founder-specific decisions or controversies.
Succession and Key-Person Exposure Risk. The departure, reduced role, or loss of influence of a company's founder or other key executive may adversely affect the issuer's prospects and have a negative impact on such issuer's share price, and, in some cases, its continued eligibility for the Index, potentially leading to removals at reconstitution and additional turnover.
Large-Capitalization Companies Risk. Large-cap issuers can be slower to adapt to competitive or technological shifts and, in some environments, may underperform smaller companies that are more nimble.
Money Market Instruments Risk. The Fund may hold cash and high-quality, short-term instruments such as U.S. Treasury bills and repurchase agreements for collateral and liquidity. Adverse economic, market, or regulatory events affecting these instruments or their counterparties, including repo counterparties, may negatively impact the Fund. Government guarantees, if any, apply only to the underlying securities and not to Shares of the Fund.
New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve efficient index tracking.
New Adviser Risk. The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
Performance
The Fund has not operated for a full calendar year as of the date of this Prospectus, so performance data is not shown. After one full calendar year of operations, this section will include a calendar-year bar chart and a table of average annual total returns to illustrate how results vary over time and to compare the Fund's performance with that of the Index and a broad market benchmark. Because the Fund seeks 2x the daily performance of the Index, results for periods longer than a day will reflect compounding and may differ, potentially materially, from 2x the Index return for the same period. Past performance (before and after taxes) does not guarantee future results. When available, updated performance information will be posted on the Fund's website at www.founderledfunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Investment Sub-Adviser
Tuttle Capital Management, LLC serves as investment sub-adviser to the Fund.
Portfolio Managers
The individual primarily responsible for the day-to-day management of the Fund is Matthew Tuttle, Portfolio Manager for the Adviser; who has been a portfolio manager of the Fund since 2025.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on The Nasdaq Stock Market, LLC (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.founderledfunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase Shares through a financial intermediary (e.g., a broker-dealer or bank), the Adviser or its affiliates may, from their own resources, compensate the intermediary for activities related to the distribution, marketing, promotion, or sale of Shares, or for shareholder and educational support. These payments may create a conflict of interest by incentivizing the intermediary or its personnel to recommend the Fund over other investments. Such payments are not made by the Fund and do not increase the expenses paid by the Fund. Ask your salesperson or visit your intermediary's website for more information.